Exhibit 99.2
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
1st Quarter 2008

Investor Contact: Keith Lennox	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, Ltd with the U.S. Securities and Exchange Commission.
Phone: (212) 635-5319
Fax: (212) 635-5532
email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; investigations of market practices and related settlement terms; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
- All financial information contained herein is unaudited.
- Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.
- Allied World Assurance Company Holdings, Ltd, along with others in the industry, use underwriting ratios as measures of performance. The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss ratio, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned or written, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned or written premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.
- In presenting the company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 19 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED FINANCIAL HIGHLIGHTS

		THREE MONTHS ENDED		Previous
		MARCH 31,		Quarter
		2008	2007	Change

HIGHLIGHTS	Gross premiums written	$396,874	$438,406	(9.5%)
	Net premiums written	326,572	357,844	(8.7%)
	Net premiums earned	273,072	286,566	(4.7%)
	Net investment income	76,931	72,648	5.9%
	Net income	130,945	113,921	14.9%
	Operating income	127,956	120,437	6.2%
	Total investments and cash & cash equivalents	6,401,406	6,160,903	3.9%
	Total assets	8,244,430	8,149,407	1.2%
	Total shareholders’ equity	2,394,620	2,355,978	1.6%
	Cash flows from operating activities	152,857	157,798	(3.1%)

PER SHARE AND SHARE DATA	Basic earnings per share
	Net income	$2.68	$1.89	41.8%
	Operating income	$2.62	$2.00	31.0%
	Diluted earnings per share
	Net income	$2.55	$1.83	39.3%
	Operating income	$2.49	$1.94	28.4%
	Weighted average common shares outstanding
	Basic	48,811,932	60,333,209
	Diluted	51,380,423	62,207,941
	Book value	$49.03	$39.01	25.7%
	Diluted book value	$45.44	$37.05	22.6%

FINANCIAL RATIOS	Return on average equity (ROAE), net income	24.0%	20.1%	3.9	pts
	ROAE, operating income	23.5%	21.2%	2.3	pts
	Annualized investment book yield	4.7%	4.7%	0.1	pts

	Loss and loss expense ratio	52.5%	57.9%	(5.4)	pts
	Acquisition cost ratio	9.8%	10.2%	(0.4)	pts
	General and administrative expense ratio	15.9%	11.6%	4.3	pts

	Expense ratio	25.7%	21.8%	3.9	pts

	Combined ratio	78.2%	79.7%	(1.5)	pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED STATEMENTS OF OPERATIONS — CONSECUTIVE QUARTERS

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2008	DECEMBER 31, 2007	SEPTEMBER 30, 2007	JUNE 30, 2007	MARCH 31, 2007
Revenues
Gross premiums written	$396,874	$260,301	$276,253	$530,549	$438,406
Net premiums written	$326,572	$189,382	$219,297	$386,587	$357,844
Net premiums earned	$273,072	$286,598	$283,659	$303,119	$286,566
Net investment income	76,931	75,214	76,133	73,937	72,648
Net realized investment gains (losses)	3,465	4,544	(4,196)	(1,481)	(6,484)

Total revenues	$353,468	$366,356	$355,596	$375,575	$352,730

Expenses
Net losses and loss expenses:
Current year	$196,611	$202,873	$201,799	$208,643	$192,102
Prior years	(53,114)	(35,999)	(28,553)	(32,418)	(26,107)

Total net losses and loss expenses	$143,497	$166,874	$173,246	$176,225	$165,995
Acquisition costs	26,840	28,693	29,198	31,872	29,196
General and administrative expenses	43,271	37,956	36,050	34,432	33,203
Interest expense	9,510	9,511	9,481	9,482	9,374
Foreign exchange loss (gain)	476	(405)	(976)	532	32

Total expenses	$223,594	$242,629	$246,999	$252,543	$237,800

Income before income taxes	$129,874	$123,727	$108,597	$123,032	$114,930
Income tax (recovery) expense	(1,071)	712	(362)	(255)	1,009

Net income	$130,945	$123,015	$108,959	$123,287	$113,921

GAAP Ratios
Loss and loss expense ratio	52.5%	58.2%	61.1%	58.1%	57.9%
Acquisition cost ratio	9.8%	10.0%	10.3%	10.5%	10.2%
General and administrative expense ratio	15.9%	13.2%	12.7%	11.4%	11.6%

Expense ratio	25.7%	23.2%	23.0%	21.9%	21.8%

Combined ratio	78.2%	81.4%	84.1%	80.0%	79.7%

Per Share Data
Basic earnings per share
Net income	$2.68	$2.11	$1.80	$2.04	$1.89
Operating income	$2.62	$2.03	$1.86	$2.07	$2.00
Diluted earnings per share
Net income	$2.55	$2.01	$1.72	$1.96	$1.83
Operating income	$2.49	$1.93	$1.77	$1.99	$1.94

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS — CURRENT QUARTER

THREE MONTHS ENDED MARCH 31, 2008	THREE MONTHS ENDED MARCH 31, 2007
Gross Premiums Written = $396,874	Gross Premiums Written = $438,406

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS
Revenues
Gross premiums written	$86,060	$121,063	$189,751	$396,874
Net premiums written	$46,597	$90,634	$189,341	$326,572

Net premiums earned	$43,581	$109,115	$120,376	$273,072

Total revenues	$43,581	$109,115	$120,376	$273,072

Expenses
Net losses and loss expenses:
Current year	$35,830	$82,373	$78,408	$196,611
Prior years	(21,083)	(9,258)	(22,773)	(53,114)

Total net losses and loss expenses	$14,747	$73,115	$55,635	$143,497
Acquisition costs	549	3,270	23,021	26,840
General and administrative expenses	10,494	23,708	9,069	43,271

Total expenses	$25,790	$100,093	$87,725	$213,608

Underwriting income	$17,791	$9,022	$32,651	$59,464

Net investment income				76,931
Net realized investment gains				3,465
Interest expense				(9,510)
Foreign exchange loss				(476)

Income before income taxes				$129,874

GAAP Ratios
Loss and loss expense ratio	33.8%	67.0%	46.2%	52.5%
Acquisition cost ratio	1.3%	3.0%	19.1%	9.8%
General and administrative expense ratio	24.1%	21.7%	7.5%	15.9%

Expense ratio	25.4%	24.7%	26.6%	25.7%

Combined ratio	59.2%	91.7%	72.8%	78.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED SEGMENT RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2007

				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTALS
Revenues
Gross premiums written	$101,865	$125,189	$211,352	$438,406
Net premiums written	$46,132	$100,645	$211,067	$357,844

Net premiums earned	$44,491	$124,409	$117,666	$286,566

Total revenues	$44,491	$124,409	$117,666	$286,566

Expenses
Net losses and loss expenses:
Current year	$32,530	$89,661	$69,911	$192,102
Prior years	(25,665)	706	(1,148)	(26,107)

Total net losses and loss expenses	$6,865	$90,367	$68,763	$165,995
Acquisition costs	332	6,038	22,826	29,196
General and administrative expenses	7,757	15,307	10,139	33,203

Total expenses	$14,954	$111,712	$101,728	$228,394

Underwriting income	$29,537	$12,697	$15,938	$58,172

Net investment income				72,648
Net realized investment losses				(6,484)
Interest expense				(9,374)
Foreign exchange loss				(32)

Income before income taxes				$114,930

GAAP Ratios
Loss and loss expense ratio	15.4%	72.6%	58.4%	57.9%
Acquisition cost ratio	0.8%	4.9%	19.4%	10.2%
General and administrative expense ratio	17.4%	12.3%	8.6%	11.6%

Expense ratio	18.2%	17.2%	28.0%	21.8%

Combined ratio	33.6%	89.8%	86.4%	79.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED BALANCE SHEETS

	MARCH 31, 2008	DECEMBER 31, 2007
ASSETS
Fixed maturity investments available for sale, at fair value (amortized cost: 2008: $5,071,730; 2007: $5,595,943)	$5,218,726	$5,707,143
Other invested assets available for sale, at fair value (cost: 2008: $82,380; 2007: $291,458)	77,099	322,144
Other invested assets, at fair value	191,195	—

Total investments	5,487,020	6,029,287
Cash and cash equivalents	774,337	202,582
Restricted cash	140,049	67,886
Securities lending collateral	337,567	147,241
Insurance balances receivable	376,788	304,499
Prepaid reinsurance	147,402	163,836
Reinsurance recoverable	758,723	682,765
Accrued investment income	42,389	55,763
Deferred acquisition costs	112,619	108,295
Intangible assets	14,714	3,920
Balances receivable on sale of investments	6,323	84,998
Net deferred tax assets	4,158	4,881
Other assets	42,341	43,155

TOTAL ASSETS	$8,244,430	$7,899,108

LIABILITIES
Reserve for losses and loss expenses	$4,048,187	$3,919,772
Unearned premiums	848,149	811,083
Unearned ceding commissions	26,666	28,831
Reinsurance balances payable	60,437	67,175
Securities lending payable	337,567	147,241
Balances due on purchase of investments	—	141,462
Dividends payable	8,788	—
Senior notes	498,710	498,682
Accounts payable and accrued liabilities	21,306	45,020

TOTAL LIABILITIES	$5,849,810	$5,659,266

SHAREHOLDERS’ EQUITY
Common shares, par value $0.03 per share:
48,841,837 issued and outstanding (2007 - 48,741,927)	$1,465	$1,462
Additional paid-in capital	1,288,776	1,281,832
Retained earnings	968,753	820,334
Accumulated other comprehensive income:
net unrealized gains on investments, net of tax	135,626	136,214

TOTAL SHAREHOLDERS’ EQUITY	$2,394,620	$2,239,842

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$8,244,430	$7,899,108

Book value per share	$49.03	$45.95
Diluted book value per share	45.44	42.53

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CONSOLIDATED INVESTMENT PORTFOLIO

	MARCH 31, 2008		DECEMBER 31, 2007		SEPTEMBER 30, 2007		JUNE 30, 2007		MARCH 31, 2007
	FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET		FAIR MARKET
	VALUE		VALUE		VALUE		VALUE		VALUE
MARKET VALUE
Fixed maturities available for sale	$5,218,726	95.1%	$5,707,143	94.7%	$6,022,625	95.1%	$5,689,348	96.2%	$5,407,813	95.3%
Other invested assets available for sale	77,099	1.4%	322,144	5.3%	310,715	4.9%	227,173	3.8%	263,993	4.7%
Other invested assets	191,195	3.5%	—	0.0%	—	0.0%	—	0.0%	—	0.0%

Total	$5,487,020	100.0%	$6,029,287	100.0%	$6,333,340	100.0%	$5,916,521	100.0%	$5,671,806	100.0%

ASSET ALLOCATION BY MARKET VALUE
U.S. government and agencies	$1,817,827	28.4%	$2,053,224	32.6%	$2,409,398	35.9%	$2,062,352	33.1%	$1,939,024	31.5%
Non-U.S. government securities	127,561	2.0%	118,843	1.9%	112,680	1.7%	105,397	1.7%	100,064	1.6%
Corporate securities	1,142,447	17.8%	1,252,617	19.9%	1,250,990	18.6%	1,191,679	19.1%	1,242,895	20.2%
Mortgage-backed securities	1,988,016	31.1%	2,117,539	33.6%	2,098,494	31.3%	2,123,124	34.0%	1,897,086	30.8%
Asset-backed securities	142,875	2.2%	164,920	2.6%	151,063	2.3%	206,796	3.3%	228,744	3.7%
Fixed income sub-total	5,218,726	81.5%	5,707,143	90.6%	6,022,625	89.8%	5,689,348	91.2%	5,407,813	87.8%
Global high-yield bond fund	75,939	1.2%	79,549	1.3%	80,765	1.2%	34,142	0.5%	33,968	0.6%
Hedge funds	191,195	3.0%	241,435	3.8%	229,950	3.4%	193,031	3.1%	230,025	3.7%
Other invested assets	1,160	0.0%	1,160	0.0%	—	0.0%	—	0.0%	—	0.0%
Cash & cash equivalents	914,386	14.3%	270,468	4.3%	376,765	5.6%	322,467	5.2%	489,097	7.9%

Total	$6,401,406	100.0%	$6,299,755	100.0%	$6,710,105	100.0%	$6,238,988	100.0%	$6,160,903	100.0%

CREDIT QUALITY BY MARKET VALUE
U.S. government and agencies	$1,817,826	34.8%	$2,053,224	36.0%	$2,409,398	40.0%	$2,062,351	36.3%	$1,939,024	35.9%
AAA/Aaa	2,480,380	47.5%	2,655,246	46.5%	2,580,781	42.8%	2,605,371	45.8%	2,416,429	44.7%
AA/Aa	379,798	7.3%	411,796	7.2%	450,219	7.5%	370,794	6.5%	377,225	7.0%
A/A	462,182	8.9%	519,336	9.1%	533,924	8.9%	609,453	10.7%	629,368	11.6%
BBB/Baa	78,540	1.5%	67,541	1.2%	48,303	0.8%	41,379	0.7%	45,767	0.8%

Total	$5,218,726	100.0%	$5,707,143	100.0%	$6,022,625	100.0%	$5,689,348	100.0%	$5,407,813	100.0%

STATISTICS
Annualized book yield, year to date	4.7%		4.9%		4.7%		4.7%		4.7%
Duration	3.0 years		3.1 years		3.2 years		3.0 years		2.9 years
Average credit quality (S&P)	AA		AA		AA		AA		AA

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RESERVES FOR LOSSES AND LOSS EXPENSES

	AT MARCH 31, 2008
				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$206,713	$249,870	$220,577	$677,160
IBNR (net of reinsurance recoverable)	119,075	1,687,560	805,669	2,612,304

Total	$325,788	$1,937,430	$1,026,246	$3,289,464

IBNR/Total reserves (net of reinsurance recoverable)	36.5%	87.1%	78.5%	79.4%

	AT DECEMBER 31, 2007
				CONSOLIDATED
	PROPERTY	CASUALTY	REINSURANCE	TOTAL
Case reserves (net of reinsurance recoverable)	$234,023	$227,888	$212,315	$674,226
IBNR (net of reinsurance recoverable)	126,593	1,650,354	785,834	2,562,781

Total	$360,616	$1,878,242	$998,149	$3,237,007

IBNR/Total reserves (net of reinsurance recoverable)	35.1%	87.9%	78.7%	79.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	MARCH 31,	DECEMBER 31,	SEPTEMBER 30,	JUNE 30,	MARCH 31,
	2008	2007	2007	2007	2007
Senior notes	$498,710	$498,682	$498,655	$498,629	$498,602
Shareholders’ equity	2,394,620	2,239,842	2,612,775	2,418,186	2,355,978

Total capitalization	$2,893,330	$2,738,524	$3,111,430	$2,916,815	$2,854,580

Leverage ratios
Debt to total capitalization	17.2%	18.2%	16.0%	17.1%	17.5%

Closing shareholders’ equity	$2,394,620	$2,239,842	$2,612,775	$2,418,186	$2,355,978
Deduct/add: accumulated other comprehensive (income)/loss	(135,626)	(136,214)	(62,917)	25,663	(31,481)

Adjusted shareholders’ equity	$2,258,994	$2,103,628	$2,549,858	$2,443,849	$2,324,497

Net premiums written (trailing 12 months)	$1,121,838	$1,153,110	$1,174,467	$1,253,186	$1,236,937
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.50	0.55	0.46	0.51	0.53

Total investments and cash & cash equivalents	$6,401,406	$6,299,755	$6,710,105	$6,238,988	$6,160,903
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.83	2.99	2.63	2.55	2.65

Reserve for losses and loss expenses	$4,048,187	$3,919,772	$3,831,962	$3,743,680	$3,663,224
Deduct: reinsurance recoverable	(758,723)	(682,765)	(674,398)	(679,198)	(668,050)

Net reserve for losses and loss expenses	$3,289,464	$3,237,007	$3,157,564	$3,064,482	$2,995,174
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.46	1.54	1.24	1.25	1.29

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2008	DECEMBER 31, 2007	SEPTEMBER 30, 2007	JUNE 30, 2007	MARCH 31, 2007
Net income	$130,945	$123,015	$108,959	$123,287	$113,921
Add:
Net realized investment (gains) losses	(3,465)	(4,544)	4,196	1,481	6,484
Foreign exchange loss (gain)	476	(405)	(976)	532	32

Operating income	$127,956	$118,066	$112,179	$125,300	$120,437

Weighted average common shares outstanding
Basic	48,811,932	58,247,755	60,413,019	60,397,591	60,333,209
Diluted	51,380,423	61,133,206	63,250,024	62,874,235	62,207,941

Basic per share data
Net income	$2.68	$2.11	$1.80	$2.04	$1.89
Add:
Net realized investment (gains) losses	(0.07)	(0.07)	0.08	0.02	0.11
Foreign exchange loss (gain)	0.01	(0.01)	(0.02)	0.01	—

Operating income	$2.62	$2.03	$1.86	$2.07	$2.00

Diluted per share data
Net income	$2.55	$2.01	$1.72	$1.96	$1.83
Add:
Net realized investment (gains) losses	(0.07)	(0.07)	0.07	0.02	0.11
Foreign exchange loss (gain)	0.01	(0.01)	(0.02)	0.01	—

Operating income	$2.49	$1.93	$1.77	$1.99	$1.94

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND
RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2008	DECEMBER 31, 2007	SEPTEMBER 30, 2007	JUNE 30, 2007	MARCH 31, 2007
Opening shareholders’ equity	$2,239,842	$2,612,775	$2,418,186	$2,355,978	$2,220,084
Deduct/add: accumulated other comprehensive (income)/loss	(136,214)	(62,917)	25,663	(31,481)	(6,464)

Adjusted opening shareholders’ equity	$2,103,628	$2,549,858	$2,443,849	$2,324,497	$2,213,620

Closing shareholders’ equity	$2,394,620	$2,239,842	$2,612,775	$2,418,186	$2,355,978
Deduct/add: accumulated other comprehensive (income)/loss	(135,626)	(136,214)	(62,917)	25,663	(31,481)

Adjusted closing shareholders’ equity	$2,258,994	$2,103,628	$2,549,858	$2,443,849	$2,324,497

Average shareholders’ equity	$2,181,311	$2,326,743	$2,496,854	$2,384,173	$2,269,059

Net income available to shareholders	$130,945	$123,015	$108,959	$123,287	$113,921
Annualized net income available to shareholders	523,780	492,060	435,836	493,148	455,684

Annualized return on average shareholders’ equity — net income available to shareholders	24.0%	21.1%	17.5%	20.7%	20.1%

Operating income available to shareholders	$127,956	$118,066	$112,179	$125,300	$120,437
Annualized operating income available to shareholders	511,824	472,264	448,716	501,200	481,748

Annualized return on average shareholders’ equity — operating income available to shareholders	23.5%	20.3%	18.0%	21.0%	21.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
DILUTED BOOK VALUE PER SHARE

	MARCH 31,	DECEMBER 31,	MARCH 31,
	2008	2007	2007
Price per share at period end	$39.70	$50.17	$42.75

Total shareholders’ equity	$2,394,620	$2,239,842	$2,355,978

Basic common shares outstanding	48,841,837	48,741,927	60,390,269

Add: unvested restricted share units	958,438	820,890	837,056

Add: performance based equity awards	1,345,943	886,251	886,251

Add: dilutive options/warrants outstanding	6,958,525	6,723,875	6,588,782
Weighted average exercise price per share	$30.85	$33.62	$33.18
Deduct: options bought back via treasury method	(5,407,138)	(4,506,182)	(5,114,200)

Common shares and common share equivalents outstanding	52,697,605	52,666,761	63,588,158

Basic book value per common share	$49.03	$45.95	$39.01
Diluted book value per common share	$45.44	$42.53	$37.05

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	THREE MONTHS ENDED	THREE MONTHS ENDED
	MARCH 31, 2008	MARCH 31, 2007
Net investment income	$76,931	$72,648
Deduct: annual and non-recurring items	6,073	2,062

Net investment income, recurring	$70,858	$70,586

Annualized net investment income, recurring	$283,432	$282,344

Add: annual and non-recurring items	6,073	2,062

Normalized net investment income	$289,505	$284,406

Fixed maturity investments available for sale, amortized cost	$5,595,943	$5,188,379
Other invested assets, available for sale, cost	291,458	245,657
Cash and cash equivalents	202,582	366,817
Restricted cash	67,886	138,223
Balances receivable on sale of investments	84,998	16,545
Balances due on purchase of investments	(141,462)	—

Opening aggregate invested assets	$6,101,405	$5,955,621

Fixed maturity investments available for sale, amortized cost	$5,071,730	$5,392,983
Other invested assets, available for sale, cost	82,380	246,500
Other invested assets, at fair value	191,195	—
Cash and cash equivalents	774,337	288,284
Restricted cash	140,049	200,813
Balances receivable on sale of investments	6,323	25,239
Balances due on purchase of investments	—	(46,517)

Closing aggregate invested assets	$6,266,014	$6,107,302

Average aggregate invested assets	$6,183,710	$6,031,462

Annualized investment book yield	4.7%	4.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
ANNUALIZED INVESTMENT BOOK YIELD

	TWELVE MONTHS ENDED	NINE MONTHS ENDED	SIX MONTHS ENDED
	DECEMBER 31, 2007	SEPTEMBER 30, 2007	JUNE 30, 2007
Net investment income	$297,932	$222,718	$146,585
Deduct: annual and non-recurring items	N/A	2,062	2,062

Net investment income, recurring	$297,932	$220,656	$144,523

Annualized net investment income, recurring	$297,932	$294,208	$289,046

Add: annual and non-recurring items	N/A	2,062	2,062

Normalized net investment income	$297,932	$296,270	$291,108

Fixed maturity investments available for sale, amortized cost	$5,188,379	$5,188,379	$5,188,379
Other invested assets, available for sale, cost	245,657	245,657	245,657
Cash and cash equivalents	366,817	366,817	366,817
Restricted cash	138,223	138,223	138,223
Balances receivable on sale of investments	16,545	16,545	16,545
Balances due on purchase of investments	—	—	—

Opening aggregate invested assets	$5,955,621	$5,955,621	$5,955,621

Fixed maturity investments available for sale, amortized cost	$5,595,943	$5,984,929	$5,737,857
Other invested assets, available for sale, cost	291,458	280,696	202,016
Cash and cash equivalents	202,582	329,862	270,571
Restricted cash	67,886	46,903	51,896
Balances receivable on sale of investments	84,998	7,951	53,089
Balances due on purchase of investments	(141,462)	(123,482)	(21)

Closing aggregate invested assets	$6,101,405	$6,526,859	$6,315,408

Average aggregate invested assets	$6,028,513	$6,241,240	$6,135,515

Annualized investment book yield	4.9%	4.7%	4.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
REGULATION G
In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses and foreign exchange gains or losses. The company excludes net realized investment gains or losses and net foreign exchange gains or losses from its calculation of operating income because the amount of these gains or losses is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. The company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations in a manner similar to how management analyzes the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 14 for a reconciliation of operating income to net income.
ANNUALIZED RETURN ON AVERAGE EQUITY (“ROAE”)
Annualized return on average equity is calculated using average equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 15 for a reconciliation of average equity.
ANNUALIZED OPERATING RETURN ON AVERAGE EQUITY
Annualized operating return on average equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average equity explanation above. See pages 14 for a reconciliation of net income to operating income and page 15 for a reconciliation of average equity.
DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is a better measure of calculating shareholder returns than book value per share. See page 16 for a reconciliation of diluted book value per share to basic book value per share.
ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See pages 17 and 18 for reconciliations of annualized investment book yield.